EXHIBIT 10.l
THE L.S. STARRETT COMPANY

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) is entered into as of April 28, 2009 (the “Effective Date”) by and among THE L.S. STARRETT COMPANY, a Massachusetts corporation with its chief executive office at 121 Crescent Street, Athol, Massachusetts 01331 (the “Borrower”) and Bank of America, N.A., as Agent (the “Agent”) and in its capacity as the sole Lender (“B of A”) under the Credit Agreement, as defined below, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as defined below.

R E C I T A L S

WHEREAS, the Borrower, the Agent and B of A have previously entered into an Amended and Restated Credit Agreement dated as of April 28, 2006, as amended by that certain First Amendment dated as of June 24, 2006 (as amended, the “Credit Agreement”);

WHEREAS, the Borrower has requested that B of A make certain modifications, and B of A has agreed to such modifications on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the Borrower and B of A from a continuing relationship under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

A. Amendments to Credit Agreements.  The defined terms “Revolving Credit Termination Date” and “Reducing Revolving Credit Commitment” appearing in Section 1.01 of the Credit Agreement are hereby amended and restated to read as follows:

“Revolving Credit Termination Date” means the earlier of (i) June 15, 2009, and (ii) the date of any acceleration of the Loans pursuant to Section 6.01.

“Reducing Revolving Credit Commitment” means, during each relevant period set forth below, (a) in the aggregate, the amount set forth below for each such period; and (b) for each Lender, the amount set forth below for each such period multiplied by the percentage set forth below for such Lender, as such amount may be from time to time be adjusted pursuant to Sections 2.07, 2.08 or 9.08.

Bank of America                                                                           100%

Period	Reducing Revolving Credit Commitment
Closing Date – 4/27/07	$12,000,000
4/28/07 – 4/27/08	$9,600,000
4/28/08 – 6/14/09	$7,200,000
6/15/09 – 4/27/10	$4,800,000
4/28/10 – Reducing Revolving Credit Termination Date	$2,400,000

B. Representations and Warranties.  The Borrower represents and warrants to the Agent and B of A that: (a) the Borrower has the full power and authority to execute, deliver and perform its respective obligations under, the Credit Agreement, as amended by this Amendment, (b) the execution and delivery of this Amendment has been duly authorized by all necessary action of the Board of Directors of the Borrower; (c) the representations and warranties contained or referred to in Article IV of the Credit Agreement are true and accurate in all material respects as of the date of this Amendment; and (d) no Event of Default has occurred and is continuing or will result after giving effect to this Amendment and the transactions contemplated by this Amendment and the Credit Agreement.

C. Other.

1. This Amendment shall take effect as of the Effective Date upon the receipt by the Agent of:

(i)	this Amendment duly executed by the Borrower, the Agent and B of A;

(ii)	a Bringdown Certificate executed by the Secretary or Assistant Secretary of the Borrower with regard to resolutions, organizational matters and officer incumbencies;

(iii)	Good Standing Certificate certified by the Secretary of the Commonwealth of Massachusetts; and

(iv)	payment of all reasonable costs and expenses (including, without limitation, the reasonable costs and expenses of the Agent’s counsel) incurred by the Agent in connection with this Amendment.

2.  This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules.  All parts of the Credit Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Credit Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail.  Upon the execution of this Amendment, all references to the Credit Agreement in that document, or in any related document, shall mean the Credit Agreement as amended by this Amendment.  Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Credit Agreement, and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect.  This Amendment may be executed in one or more counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the Borrower, the Agent and B of A in accordance with Section 9.06 of the Credit Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

BORROWER:

WITNESSED: /s/ Roy V. Lake Roy V. Lake Print Name	THE L.S. STARRETT COMPANY By:/s/ Randall Hylek Randall Hylek Chief Financial Officer and Vice President

AGENT:

BANK OF AMERICA, N.A., as Agent By:/s/ Richard MacDonald Name: Richard MacDonald Title: Vice President

LENDER:

BANK OF AMERICA, N.A By:/s/ Richard MacDonald Richard J. MacDonald Vice President

CONSENTED TO AS GUARANTOR UNDER THAT CERTAIN SUBSIDIARY GUARANTY DATED JUNE 13, 2000:

WITNESSED: /s/ Roy V. Lake Roy V. Lake Print Name	LEVEL INDUSTRIES, INC. By:/s/ Randall Hylek Randall Hylek, Chief Financial Officer and Vice President

CONSENTED TO AS GUARANTOR UNDER THAT CERTAIN SUBSIDIARY GUARANTY DATED JUNE 13, 2000:

WITNESSED: /s/ Roy V. Lake Roy V. Lake Print Name	EVANS RULE COMPANY, INC. By:/s/ Randall Hylek Randall Hylek, Chief Financial Officer and Vice President

CONSENTED TO AS GUARANTOR UNDER THAT CERTAIN SUBSIDIARY GUARANTY DATED JUNE 13, 2000:

WITNESSED: /s/ Roy V. Lake Roy V. Lake Print Name	STARRETT SECURITIES CORPORATION By:/s/ Randall Hylek Randall Hylek, Chief Financial Officer and Vice President

CONSENTED TO AS GUARANTOR UNDER THAT CERTAIN SUBSIDIARY GUARANTY DATED MARCH 22, 2004:

WITNESSED: /s/ Roy V. Lake Roy V. Lake Print Name	STARRETT METROLOGY SERVICES, INC. By:/s/ Randall Hylek Randall Hylek, Chief Financial Officer and Vice President

CONSENTED TO AS GUARANTOR UNDER THAT CERTAIN SUBSIDIARY GUARANTY DATED APRIL 28, 2006:

WITNESSED: /s/ Roy V. Lake Roy V. Lake Print Name	TRU-STONE TECHNOLOGIES, INC. (f/k/a Starrett Acquisition Corporation) By:/s/ Randall Hylek Randall Hylek, Chief Financial Officer and Vice President

THE L.S. STARRETT COMPANY

SECRETARY’S CERTIFICATE

I, Randall J. Hylek, the duly elected, qualified and acting Secretary of THE L.S. STARRETT COMPANY, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (the “Company”), hereby certify to Bank of America, N.A., as Agent (the “Agent”) under the Amended and Restated Credit Agreement dated as of April 28, 2006 among the Company, the Agent and the lenders from time to time party thereto, (the “Credit Agreement”) that:

1.
The execution, delivery and performance of the Second Amendment dated as of the date hereof to the Credit Agreement are within the authority granted by the resolutions adopted by the Board of Directors of the Company previously certified to the Agent by the Secretary of the Company on April 28, 2006, such resolutions have not been revoked, annulled, rescinded, revised or amended (nor is any action pending or contemplated for their revocation, revision or amendment) and are in full force and effect as of the date of this Certificate.

2.
No proceeding or other undertaking for the amendment of the Company’s Restated Articles of Organization or bylaws, copies of which were attached to the Secretary’s Certificate previously delivered to the Agent on April 28, 2006, to effect any name change of the Company from that shown above, or for the merger, consolidation, sale of assets and business, liquidation or dissolution of the Company, has been taken, and no such proceeding or undertaking is pending

3.	The persons whose names appear below are the duly appointed, qualified and acting officers of the Company occupying the offices set opposite their respective names.

Name	Title
Douglas A. Starrett	President
Randall J. Hylek	Secretary

IN WITNESS WHEREOF, I have hereunto set my hand and the corporate seal of the Company as of the 28th day of April, 2009.

/s/ Randall Hylek Randall J. Hylek Secretary